EXHIBIT 10.2

BALDOR ELECTRIC COMPANY

8 5/8% SENIOR NOTES DUE 2017

UNDERWRITING AGREEMENT

January 25, 2007

BNP Paribas Securities Corp.

as Managing Underwriter

787 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Baldor Electric Company, a Missouri corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representative, an aggregate principal amount of $550,000,000 8 5/8% Senior Notes due 2017 (the “Notes”). The Company’s obligations under the Notes and the Indenture (as defined below) will be, jointly and severally, unconditionally guaranteed (the “Guarantees”), on a senior basis, by each of the Subsidiaries (as defined below) listed on the signature pages hereto, each of which entities shall, promptly following the consummation of the Acquisition (as defined below), merge with and into each of the Reliance Significant Subsidiaries (as defined below) with the Reliance Significant Subsidiaries being the respective surviving entities (the “Guarantor Mergers”), at which point the Reliance Significant Subsidiaries will pursuant to a supplemental indenture (the “Supplemental Indenture for Note Guarantees”) promptly succeed to all rights and obligations of the Subsidiaries listed on the signature pages hereto (the “Guarantor Successions”). Such Subsidiaries prior to the Guarantor Mergers are referred to collectively herein as the “Guarantors” and, together with the Company, the “Issuers.” The Notes and the Guarantees are hereinafter collectively sometimes referred to as the “Securities.” The Securities will be issued pursuant to the provisions of an indenture (the “Base Indenture”) to be dated as of January 31, 2007 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof) (the “Closing Date”), between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by a supplemental indenture among the Company, the Guarantors and the Trustee (the “Supplemental Indenture”) to be dated the Closing Date to provide for the terms of the Securities (the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”).

The offering of Securities is conditioned on the concurrent closing of the acquisition (the “Acquisition”) by the Company of the Reliance Electric industrial motors and Dodge mechanical power transmission businesses of Rockwell Automation, Inc. (the “Acquired Business”). The Acquisition includes the issuance by the Company to Rockwell Automation, Inc. of approximately 1.58 million shares of the Company’s common stock, par value $0.10 (“Common Stock”). The definition of Common Stock for purposes of this Agreement includes the associated Common Stock purchase rights described in the Prospectus which is referred to below. At or prior to the closing of the Acquisition, the Company intends to enter into a new

$1,200 million secured credit facility pursuant to a new credit agreement (the “Credit Agreement”); and intends to offer 10,294,118 shares of Common Stock to the public as more fully described in the Prospectus, as hereinafter defined (the “Concurrent Offering,” and, together with the entry into the Credit Agreement and the application of the proceeds therefrom and from the Concurrent Offering as described in the Registration Statement, each pre-Pricing Prospectus and the Prospectus, the “Financing Transactions”). The Financing Transactions are not conditioned on the closing of each other but are conditioned upon the closing of the Acquisition. Under a Commitment Letter from BNP Paribas, BNP Paribas has committed to provide, subject to certain conditions, the additional financing (the “Bridge Facility”) required for the Acquisition through a bridge loan (a “Bridge Loan”) in the event that sufficient funds are not raised from the offering of the Securities and/or the Concurrent Offering to pay the purchase price of the Acquisition. The Acquisition, the Financing Transactions and the Bridge Facility are together referred to as the “Transactions.”

The Securities are described in the Prospectus which is referred to below.

The Issuers have prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-139854) under the Act (the “registration statement”), including a prospectus, which registration statement registers the offer and sale of the Securities under the Act and incorporates by reference documents which the Issuers have filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Such registration statement became effective under the Act upon filing.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Securities pursuant to Rule 462(b) under the Act.

The Issuers have furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Securities, copies of one or more preliminary prospectus supplements relating to the Securities. Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to you by the Issuers and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Issuers and attached to or used with the Prospectus Supplement (as defined below).

Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Securities, filed by the Issuers with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Issuers to you for use by the Underwriters and by dealers in connection with the offering of the Securities.

Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). The Underwriters have not offered or sold and will not offer or sell, without the consent of the Issuers, any Securities by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with any combination of one or more Permitted Free Writing Prospectuses, if any. For the sake of clarity, the Current Reports on Form 8-K filed on January 11, 2007 and January 25, 2007 shall be considered a part of the Disclosure Package.

Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents and specifically incorporated by reference therein. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company and each of the Underwriters hereby confirms its engagement of Lehman Brothers Inc. as, and Lehman Brothers Inc. hereby confirms its agreement with the Company and each of the Underwriters to render services as, a “qualified independent underwriter” within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”) with respect to the offering and sale of the Securities. Lehman Brothers Inc., in its capacity as qualified independent underwriter, is referred to herein as the “Independent Underwriter.” The yield at which the Securities will be sold to the public may not be lower than the yield recommended by the Independent Underwriter.

The Issuers, the Independent Underwriter and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the other terms and conditions herein set forth, the Issuers agree to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate principal amount of Securities set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of 98% of the principal amount thereof. The Issuers are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Securities as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

2. Payment and Delivery. Payment of the purchase price for the Securities shall be made to the Issuers by Federal Funds wire transfer, against delivery of the Securities to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters and, if requested by BNP Paribas Securities Corp. (“BNP”), through the facilities of Euroclear Bank S.A./N.V. (“Euroclear”) and Clearstream Banking societe anonyme (“Clearstream”). Such payment and delivery is conditioned upon the concurrent closing of the Acquisition and receipt of the funds under the Credit Agreement along with the proceeds from the Concurrent Offering and/or a Bridge Loan in an aggregate amount sufficient to pay the purchase price of the Acquisition; and shall be made at 10:00 A.M., New York City time, on the Closing Date. The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Securities shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

For the purpose of expediting the review of the certificates representing the Securities by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Securities shall be made at the offices of Shearman & Sterling LLP at 599 Lexington Avenue, New York, NY 10022, at 9:00 A.M., New York City time, on the Closing Date.

3. Representations and Warranties of the Issuers. The Issuers represent and warrant to and agrees with each of the Underwriters and the Independent Underwriter that:

(a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Securities pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date hereof; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the knowledge of the Issuers, are contemplated by the Commission;

(b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Securities as contemplated hereby have been satisfied; the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Act); the Issuers have not received from the Commission a notice pursuant to Rule 401(g)(2), of objection to the use of the automatic shelf registration statement form; as of the determination date applicable to the Registration Statement (and any amendment thereof) and the offering contemplated hereby, and as of each time, if any, an “offer by or on behalf of” (within the meaning of Rule 163 under the Act) the Issuers was made prior to the initial filing of the Registration Statement, the Company is and was a “well-known seasoned issuer” as defined in Rule 405 under the Act; the Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, when considered together with the Current Reports on Form 8-K filed on January 11, 2007 and January 25, 2007 and incorporated by reference therein, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the time of purchase did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, when considered together with the Current Reports on Form 8-K filed on January 11, 2007 and January 25, 2007 and incorporated by reference therein, together with the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, when considered together with the Current Reports on Form 8-K filed on January 11, 2007 and January 25, 2007 and incorporated by reference therein, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Issuers expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 10); each Incorporated Document, at the time such document was filed, or will be filed, with the

Commission or at the time such document became or becomes effective, as applicable, complied or will comply, in all material respects, with the requirements of the Exchange Act and did not or will not, as applicable, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c) prior to the execution of this Agreement, the Issuers have not, directly or indirectly, offered or sold any Securities by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Issuers have not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Securities contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Issuers nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Securities, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Securities contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Securities contemplated hereby is solely the property of the Issuers;

(d) in accordance with Rule 2710(b)(7) of the NASD, the Securities have been registered with the Commission on Form S-3 under the Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992;

(e) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase, assuming the closing of the Concurrent Offering concurrently therewith, the Company shall have an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus in the column entitled “Pro Forma” under the caption “Capitalization” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock and the other shares of capital stock contemplated to be issued as part of the Transactions, of the Company have been (or will be upon the consummation of the Transactions) duly authorized and validly issued and are fully paid and non-assessable, have been (or will be upon the consummation of the Transactions) issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

(f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Missouri, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and the Securities and to issue, sell and deliver the Securities as contemplated by this Agreement, and to consummate the Transactions, the Guarantor Mergers and the Guarantor Successions and enter into the agreements and instruments related thereto to which the Company is a party, including the acquisition agreement relating to the Acquisition (the “Acquisition Agreement”) and the Credit Agreement;

(g) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated by this Agreement (including the Transactions, the Guarantor Mergers and the Guarantor Successions), the Indenture or the Notes or (iii) result in the delisting of shares of Common Stock from the NYSE (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);

(h) the Company has no “subsidiaries” (as defined under the Act) other than the entities listed on Exhibit D hereto, which list includes the entities comprising the Acquired Business (the “Acquired Business Subsidiaries”) and the existing subsidiaries of the Company (the “Historic Subsidiaries” and, together with the Acquired Business Subsidiaries, the “Subsidiaries”) but excludes Rockwell Automation Asia Pacific Limited, Reliance Electric Limited (a company organized under the laws of Japan) and

Federal Pacific Electric Co., to the extent each is temporarily a subsidiary of Reliance Electric Company as of the Closing Date as contemplated in the Acquisition Agreement; the term “Significant Subsidiaries” refers to Reliance Electric Company, Reliance Electrical Technologies, LLC and REC Holding, Inc. (each a “Reliance Significant Subsidiary” and together, the “Reliance Significant Subsidiaries”) and, prior to and as of the time of the time of purchase, each of the Guarantors; excluding the Reliance Significant Subsidiaries, the Company has no “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Act; except in respect of Rockwell Automation Power Systems (Shanghai) Company Limited, as provided for in Section 4.5 of the Acquisition Agreement, as of the time of purchase, the Company will own directly or indirectly all of the issued and outstanding shares of capital stock, membership interests or other equity units, as the case may be, of each of the Subsidiaries (except as indicated in Exhibit D); other than the capital stock, membership interests or other equity units, as the case may be, of the Subsidiaries and entities in which the Company owns less than a 5% interest, the shares of which are publicly traded, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws or other organizational documents of the Company and each Significant Subsidiary and all amendments thereto have been delivered to you, and no changes therein will be made on or after the date hereof through and including the time of purchase; each Subsidiary has been duly incorporated or organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding shares of capital stock, membership interests or other equity units, as the case may be, of each of the Subsidiaries have been, and upon the consummation of the Transactions and the Guarantor Mergers will be, duly authorized and validly issued, are fully paid and non-assessable, have been (or will be upon the consummation of the Transactions and the Guarantor Mergers) issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and (except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus) are owned by the Company subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are (or will be upon the consummation of the Transactions and the Guarantor Mergers) outstanding; each Guarantor has full corporate power and authority to consummate the Transactions and the Guarantor Mergers and enter into the agreements related thereto to the extent to which such Subsidiary is a party; and each Reliance Significant Subsidiary, concurrent with the Closing Time as such term is defined in the Acquisition Agreement, will have full corporate power and authority to consummate the Guarantor Mergers and the Guarantor Successions;

(i) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and has been duly authorized by each Issuer and, when executed and delivered by the Issuers and the Trustee, will be a legal, valid and binding agreement of each such Issuer, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity;

(j) concurrent with the Closing Time as such term is defined in the Acquisition Agreement, the Supplemental Indenture for Note Guarantees will have been duly authorized by the Company and each Reliance Significant Subsidiary and, when executed and delivered by the Company, each Reliance Significant Subsidiary and the Trustee, will be a legal, valid and binding agreement of the Company and each Reliance Significant Subsidiary, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity;

(k) the Notes have been duly authorized by the Company and, when executed and delivered by the Company and duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms hereof, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture;

(l) all corporate action required to be taken by the Company and each of the Guarantors for the due and proper authorization, execution and delivery of this Agreement, the Credit Agreement and the Acquisition Agreement; for the consummation of the transactions contemplated hereby (including the Transactions, the Guarantor Mergers and the Guarantor Succession); and for the authorization, issuance and delivery of the Securities, has been duly and validly taken;

(m) this Agreement has been duly executed and delivered by the Company and each Subsidiary listed on the signature pages hereto (and, as of the consummation of the Subsidiary Mergers and the Guarantor Succession, each of the Reliance Significant Subsidiaries will succeed to the rights and obligations of the entity merged into it including under the Guarantees);

(n) the terms of the Securities conform in all material respects to the description thereof contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any;

(o) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to it or any of its properties;

(p) the execution, delivery and performance of this Agreement and the Securities and the consummation of the transactions contemplated hereby and thereby, including the Transactions, the Guarantor Mergers, the Guarantor Successions and issuance and sale of the Securities, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or bylaws or other organizational documents of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE, or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties;

(q) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Securities or the consummation of the transactions contemplated by this Agreement (including the Transactions, the Guarantor Mergers and the Guarantor Successions), the Indenture or the Securities, other than (i) as have been or will be obtained or made prior to the Closing Date, (ii) as may be required under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters; or (iii) under the Conduct Rules of the NASD;

(r) except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or initial purchaser or as a financial advisor to the Company in connection with the offer and sale of the Securities; except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;

(s) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses as described in the Registration Statement; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect or prevent or materially interfere with consummation of the transactions contemplated hereby;

(t) except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect or prevent or materially interfere with consummation of the transactions contemplated hereby;

(u) Ernst & Young LLP, whose report on the consolidated financial statements of the Company and its Historic Subsidiaries is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board (“PCAOB”);

(v) Deloitte & Touche LLP, whose report on the consolidated financial statements of the Power Systems operating segment of Rockwell Automation, Inc. (“Power Systems”) included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus, are independent registered public accountants as required by the Act and the rules of the PCAOB;

(w) the financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Historic Subsidiaries as of the dates indicated and of Power Systems as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and of Power Systems for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied (with respect to the Company and the Historic Subsidiaries, on the one hand, and Power Systems, on the other) on a consistent basis during the periods involved, except as described therein; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, comply with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company and Power Systems, as the case may be; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations as defined under the Act), not described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

(x) subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, except with respect to the Transactions, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries or (v) other than regular quarterly dividends, any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;

(y) neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) will either of them be, and, after giving effect to the Transactions, the Guarantor Mergers, the Guarantor Successions and offering and sale of the Securities and the application of the proceeds thereof, none of them will be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(z) except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, the Company and each of the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances; all the property described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

(aa) each of the Company and the Subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to the Intellectual Property. Neither the Company nor any of the Subsidiaries has infringed or, to the Company’s knowledge, is infringing the intellectual property of a third party, and neither the Company nor any Subsidiary has received notice of a claim by a third party to the contrary;

(bb) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

(cc) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, and except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(dd) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;

(ee) the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

(ff) except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;

(gg) the Company and its Historic Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(hh) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, identified by the Company in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud identified by the Company, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses identified by the Company, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder;

(ii) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;

(jj) all statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(kk) neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977) other than as disclosed in the Registration Statement, any Pre-Pricing Prospects or the Prospectus; and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;

(ll) the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(mm) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(nn) no Subsidiary is (currently or after giving effect to the Transactions or the Guarantor Mergers or the Guarantor Successions) prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on its capital stock, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), any Pre-Pricing Prospectus or the Prospectus;

(oo) neither the consummation of the Transactions nor the issuance and sale of the Securities as contemplated hereby will cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;

(pp) the Company is not, and has not been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, during the applicable period specified in Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended;

(qq) as of the date hereof and immediately prior to, and immediately following, the issuance of the Securities, and immediately after the application of the proceeds from the offering and sale of the Securities and the consummation of the Transactions, including application of the proceeds therefrom, the Company and each Subsidiary is and will be Solvent (as defined below); neither the Company nor any Subsidiary is contemplating either the filing of a petition by it under any bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and neither the Company nor any Subsidiary has knowledge of any person contemplating the filing of any such petition against the Company or any Subsidiary; as used herein, “Solvent” means, for any person on a particular date, that, on such date, (i) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (ii) the present fair salable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (iii) such person does not intend to, and does not believe that it will, incur debts and liabilities beyond such person’s ability to pay as such debts and liabilities mature, (iv) such person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person’s property would constitute unreasonably small capital and (v) such person is able to pay its debts as they become due and payable;

(rr) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the Securities or the consummation of the transactions contemplated hereby or thereby other than fees payable in connection with the Acquisition; and

(ss) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to any Underwriter or counsel for the Underwriters in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company and such Subsidiary if applicable, as to matters covered thereby, to each Underwriter.

4. Certain Covenants of the Issuers. The Issuers hereby jointly and severally agree with each of the Underwriters and the Independent Underwriter:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Securities; provided, however, that no Issuer shall be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities); and to promptly advise you of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Issuers shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Securities, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required to be filed with the Commission pursuant to Item 512(a) of Regulation S-K under the Act, the Issuers will prepare, at their expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;

(c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Securities may be sold, the Issuers will use their best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Issuers will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A (or 430B, in the event such relevant supplemental information is included by means of a prospectus) under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Issuers agree to file in a timely manner in accordance with such Rules);

(d) if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission or the Registration Statement shall cease to be an “automatic shelf registration statement” (as defined in Rule 405 under the Act) or any of the Issuers shall have received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, registering the offer and sale of the Securities under the Act, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(e) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

(f) subject to Section 4(e) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Issuers with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Issuers pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;

(g) to pay the fees applicable to the Registration Statement in connection with the offering of the Securities within the time required by Rule 456(b)(1)(i) under the Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Act) and in compliance with Rule 456(b) and Rule 457(r) under the Act;

(h) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(e) hereof, to prepare and furnish, at the expense of the Issuers, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(i) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than March 12, 2008;

(j) to furnish to you five copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(k) to furnish to you as early as practicable prior to the time of purchase, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(b) hereof;

(l) to apply the proceeds from the sale of the Securities in the manner set forth under the caption “Use of Proceeds” in the Prospectus Supplement;

(m) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities including any transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities, and all other costs related to the preparation, issuance, execution, authentication and delivery of the Securities, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, the Securities, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Securities on any securities exchange and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Securities by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) all fees and expenses of the Independent Underwriter, (viii) the costs and expenses of the Issuers relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of any of the Issuers and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the costs and charges of the Trustee and any transfer agent, registrar or depositary; (x) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in any appropriate market system, (xi) the costs and expenses of qualifying the Securities for inclusion in the book-entry settlement system of DTC, Euroclear, Clearstream or any similar book-entry settlement system, (xii) the fees, disbursements and expenses of the counsel to the Issuers and the Company’s accountants in connection with the issuance and sale of the Securities and (xiii) the performance of the other of the Issuers’ obligations hereunder;

(n) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(o) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus Supplement (the “Lock-Up Period”), without the prior written consent of BNP, not to issue, sell, offer to sell, contract or agree to sell, contract to agree to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any Subsidiary and having a tenor of more than one year;

(p) prior to the time of purchase, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Securities , without your prior consent;

(q) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Securities or capital stock of the Company by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Prospectus;

(r) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(s) to effect the Guarantor Mergers promptly following the consummation of the Acquisition and to have Reliance Electric Company, Reliance Electric Technologies, LLC and REC Holding, Inc. promptly succeed to the Guarantee of the Guarantors pursuant to the Supplemental Indenture for Note Guarantees entered into no later than one business day following the Closing Date (i.e., to effect the Guarantor Successions);

(t) to furnish to you and the Independent Underwriter an opinion of Thompson Coburn LLP, counsel for the Company, addressed to the Underwriters and the Independent Underwriter and dated the time of the closing of the Guarantor Successions, with executed copies for each other Underwriter and the Independent Underwriter, in form satisfactory to BNP, that the Supplemental Indenture for Note Guarantees has been duly authorized by the Company and each Reliance Significant Subsidiary and is a legal, valid and binding agreement of the Company and each Reliance Significant Subsidiary, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity; and

(u) to (i) use its best efforts to cause the Securities to be included in the book-entry settlement system of the DTC and, at the discretion of BNP, Euroclear and Clearstream, and (ii) comply with all of its obligations set forth in the representations letter of the Company to the DTC, and any similar agreements with either of Euroclear or Clearstream, relating to such inclusion.

5. Reimbursement of the Underwriters’ Expenses. If the Securities are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(m) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

6. Conditions of the Underwriters’ Obligations. The several obligations of the Underwriters and the Independent Underwriter hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a) The Company shall furnish to you and the Independent Underwriter at the time of purchase an opinion of Thompson Coburn LLP, counsel for the Company, addressed to the Underwriters and the Independent Underwriter, and dated the time of purchase with executed copies for each other Underwriter and the Independent Underwriter, and in form and substance satisfactory to BNP, in the form set forth in Exhibit A hereto.

(b) You and the Independent Underwriter shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement and the time of purchase and addressed to the Underwriters and the Independent Underwriter (with executed copies for each of the other Underwriters) in the forms satisfactory to BNP, which letters shall cover, without limitation, the various financial disclosures (including on a pro forma basis) contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(c) You and the Independent Underwriter shall have received from Deloitte & Touche LLP letters dated, respectively, the date of this Agreement and the time of purchase and addressed to the Underwriters and the Independent Underwriter (with executed copies for each of the other Underwriters) in the forms satisfactory to BNP, which letters shall cover, without limitation, the various financial disclosures pertaining to Power Systems contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(d) You and the Independent Underwriter shall have received at the time of purchase the favorable opinion of Shearman & Sterling LLP, counsel for the Underwriters, dated the time of purchase in form and substance reasonably satisfactory to BNP.

(e) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.

(f) The Registration Statement and any registration statement required to be filed, prior to the sale of the Securities, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(g) Prior to and at the time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto, when considered together with the Current Reports on Form 8-K filed on January 11, 2007 and January 25, 2007 and incorporated by reference therein, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(h) The Company will, at the time of purchase, deliver to you and the Independent Underwriter a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase, in the form attached as Exhibit B hereto.

(i) Since the execution of this Agreement, there shall not have been any decrease in the rating of any debt or preferred stock of the Company or any Subsidiary by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(j) The Issuers and the Trustee shall have executed and delivered the Indenture and the Underwriters and the Independent Underwriter shall have received copies thereof.

(k) The Securities shall be included in the book-entry settlement system of the DTC, and, at the request of BNP, Euroclear or Clearstream, subject only to notice of issuance at or prior to the time of purchase.

(l) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

(m) Concurrently with the closing of the offering of the Securities pursuant to this Agreement, the Credit Agreement shall have been entered into and the Company shall have received the funds thereunder along with the proceeds from the Concurrent Offering and/or a Bridge Loan in an aggregate amount sufficient to pay the purchase price of the Acquisition, and all conditions precedent to the consummation of the transactions contemplated by the Acquisition Agreement shall have been satisfied or properly waived and the Acquisition shall be concurrently consummated pursuant to the terms of the Acquisition Agreement and the Acquisition Business Subsidiaries shall become subsidiaries of the Company.

7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of BNP, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of BNP, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of BNP, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If BNP elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter and the Independent Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(m), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8. Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Securities to be purchased by it hereunder at the time of purchase (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) (the “Defaulted Securities”) and if the amount of the Defaulted Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for at such time does not exceed 10% of the total aggregate principal amount of Securities to be purchased at such time, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate principal amount of Securities they are obligated to purchase at such time pursuant to Section 1 hereof) the aggregate principal amount of Defaulted Securities agreed to be purchased by all such defaulting Underwriters at such time, as hereinafter provided. Such Defaulted Securities shall be taken up and paid for by such non-defaulting Underwriters, acting severally and not jointly, in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Defaulted Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of Securities set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Securities hereunder unless all of the Securities are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the amount of Defaulted Securities which the defaulting Underwriter or Underwriters agreed to purchase at the time of purchase exceeds 10% of the total aggregate principal amount of Securities which all Underwriters agreed to purchase hereunder at such time, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Securities which the defaulting Underwriter or Underwriters agreed to purchase hereunder at such time, this Agreement shall terminate without further act or deed and without any liability with respect thereto on the part of the Company to any Underwriter and without any liability with respect thereto on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9. Indemnity and Contribution.

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and “affiliates” (within the meaning of Rule 405 under the Act), and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in such information in the Registration Statement, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such information in such Prospectus or Permitted Free Writing Prospectus, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

Without limitation of and in addition to its obligations under the other paragraphs of this Section 9, the Company agrees to indemnify, defend and hold harmless the Independent Underwriter, its directors, officers, employees and agents and each person who controls the Independent Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Independent Underwriter or any such person may incur, insofar as such loss, damage, expense, liability or claim arises out of or is based upon the Independent Underwriter’s acting as a “qualified independent underwriter” (within the meaning of NASD Conduct Rule 2720) in connection with the offering contemplated by this Agreement, and the Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, damage, expense, liability or claim. Section 9 shall apply equally to any Proceeding (as defined below) brought against the Independent Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the immediately preceding sentence, except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for the Independent Underwriter and any such person, separate and in addition to counsel for the persons who may seek indemnification pursuant to the first paragraph of this Section 9, in any such Proceeding.

(b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such information in such Registration Statement, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such information in such Prospectus or Permitted Free Writing Prospectus, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that, except as provided in the second paragraph of Section 9(a), such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the gross proceeds to the Company from the offering of the Securities (before deducting underwriting discounts and commissions and other expenses). The relative benefits received by the Independent Underwriter in its capacity as “qualified independent underwriter” (within the meaning of NASD conduct Rule

2720) shall be deemed to be equal to the compensation, if any, received by the Independent Underwriter for acting in such capacity. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission and the Independent Underwriter, in its capacity as “qualified independent underwriter” (within the meaning of NASD Conduct Rule 2720), shall in no event be required to contribute any amount in excess of the amount of the compensation, if any, received by the Independent Underwriter for acting in such capacity exceeds the amount of any damage which the Independent Underwriter has otherwise been required to pay by reason of the Independent Underwriter’s acting in such capacity in connection with the offering contemplated by this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

10. Information Furnished by the Underwriters. The statements set forth in the third, sixth and seventh paragraphs (amount of selling concession and reallowance, overallotment and stabilization, and penalty bids) under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.

11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to BNP Paribas Securities Corp., 787 Seventh Avenue, New York, NY 10019, Attention: Debt Capital Markets, Fax: (212) 841-3183; and if to the Independent Underwriter, shall be sufficient in all respect if delivered or sent to Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019, Attention: Syndicate Department, Fax: 646-834-8133; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at Baldor Electric Company, 5711 R. S. Boreham, Jr. St, Fort Smith, Arkansas 72901, Attention: Ronald E. Tucker, President and Chief Financial Officer, Fax: (479) 648-5701, with a copy to Thomas E. Proost, Esq., Thompson Coburn LLP, One US Bank Plaza, St. Louis, MO 63101, Fax: (314) 552-7000.

12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Independent Underwriter and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors, officers and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters and the Independent Underwriter is acting solely as a “qualified independent underwriter” within the meaning of Rule 2720 of the NASD, in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters and the Independent Underwriter are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters or the Independent Underwriter may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters and the Independent Underwriter hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company, the Underwriters and the Independent Underwriter agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters or the Independent Underwriter to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company, the Underwriters and the Independent Underwriter agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company and no Underwriter or the Independent Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter or the Independent Underwriter has advised or is currently advising the Company on other matters). The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters and the Independent Underwriter with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

17. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Independent Underwriter, and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s, the Independent Underwriter’s and any of the Underwriters’ respective businesses and/or assets.

18. Miscellaneous. BNP, an indirect, wholly owned subsidiary of BNP Paribas, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of BNP Paribas. Because BNP is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by BNP are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, the Independent Underwriter and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Guarantors, the Independent Underwriter and the Underwriters, severally.

Very truly yours,

BALDOR ELECTRIC COMPANY

By:	/s/ Ronald E. Tucker
	Name:	Ronald E. Tucker
	Title:	President, Chief Financial Officer and Secretary

BALDOR SUB 1, INC.

By:	/s/ Ronald E. Tucker
	Name:	Ronald E. Tucker
	Title:	President, Chief Financial Officer and Secretary

BALDOR SUB 2, INC.

By:	/s/ Ronald E. Tucker
	Name:	Ronald E. Tucker
	Title:	President, Chief Financial Officer and Secretary

BALDOR SUB 3, INC.

By:	/s/ Ronald E. Tucker
	Name:	Ronald E. Tucker
	Title:	President, Chief Financial Officer and Secretary

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A hereto:

By: BNP PARIBAS SECURITIES CORP.

By:	/s/ Konstantin Driker
	Name:	Konstantin Driker
	Title:	Director

LEHMAN BROTHERS INC., as the Independent Underwriter

By:	/s/ Stephen R. Sleigh
	Name:	Stephen R. Sleigh
	Title:	Managing Director

SCHEDULE A

Underwriter	Principal Amount of Securities
BNP PARIBAS SECURITIES CORP.	$330,000,000
LEHMAN BROTHERS INC.	$165,000,000
SUNTRUST CAPITAL MARKETS, INC.	$55,000,000

Total	$550,000,000

SCHEDULE B

[Free writing prospectus describing pulled mandatorily convertible preferred deal]

[Final term sheet]